Change in Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at beginning of year	$ 17,807	$ 15,021
Actual return on plan assets	2,916	1,810
Employer contributions	224	239
Plan participants' contributions	75	101
Benefits paid	(105)	(237)
Foreign currency exchange rate changes	505	873
Fair value of plan assets at end of year	$ 21,422	$ 17,807